united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 12/31

Date of reporting period: 6/30/2022

Item 1. Reports to Stockholders.

Semi-Annual Report

June 30, 2022

TOPS® Managed Risk Balanced ETF Portfolio

TOPS® Managed Risk Growth ETF Portfolio

TOPS® Managed Risk Moderate Growth ETF Portfolio

Each a series of the Northern Lights Variable Trust

Distributed by Northern Lights Distributors, LLC

Member FINRA

A Message from the TOPS® Portfolio Management Team

Mid Year 2022 Market Commentary

Markets Fall in 1st Two Quarters, Amidst Economic Concerns

As a cheerful reminder, the S&P 500 advanced 29% in 2021, leading us to start 2022 at all-time highs. However, as we headed into this year, markets could not fight off the continued economic headwinds any longer. After rallying in March to post 1st quarter results down only −4.6%, the S&P 500 fell another −16.1% in the 2nd quarter. With the index declining 20% in the first half of this year, 2022 will go on record as the worst first six months since 1970. Having achieved the 20% drop definition during the quarter, we can officially pronounce US stocks hit a bear market.

As you can imagine, the Portfolio Management Team has been very active this year monitoring, evaluating and opining on markets and the economy. Likewise, we have been using our tools, resources and experience to navigate markets with our best efforts. Overall, we are pleased to report the strategic allocations of TOPS have added marked value so far in 2022 versus the S&P 500 and US Aggregate Bond Index. TOPS investors have benefitted primarily through a high level of strategic diversification among stocks and tactics employed to reduce the impact of interest rate rises on bonds.

After discussing Q1 and Q2 2022 financial market results, we will address three general themes important to TOPS portfolio returns and strategies:

1)	How did we get here?

2)	What should we do now?

3)	What are we watching for?

Year-To-Date Markets Review

Equity indexes continued their negative returns into the second quarter. Value stocks (S&P 500 Value) far outperformed growth stocks (S&P 500 Growth), returning −11.3% and −20.8%, respectively. Large cap equities (S&P 500, −16.1%) underperformed both midcap (S&P 400, −15.4%) and small cap (S&P 600, −14.1%). Emerging markets (MSCI Emerging Markets) returned −11.4%, outpacing developed international (MSCI EAFE), which returned −14.5%. Real estate (MSCI World Real Estate) and natural resources (S&P GSSI Natural Resources) were both negative, down −14.7% and −10.4% respectively, in the second quarter.

With another rocky quarter, most equity indexes are showing double-digit negative returns year-to-date. A noted exception is natural resources. The S&P GSSI Natural Resources Index has returned +15.9% so far this year. Value stocks (S&P 500 Value) returned −11.4% and are outperforming growth stocks (S&P 500 Growth), which have returned −27.6%. Small cap (S&P 600, −18.9%) is slightly outperforming midcap (S&P 400, −19.5%) and large cap (S&P 500, −20.0%). Emerging markets (MSCI Emerging Markets) returned −17.6%, outpacing developed international (MSCI EAFE), which returned −19.6%. Real estate is also negative year-to-date, down −19.7%.

Much like the first quarter, rising rates led to broadly negative fixed income returns for the second quarter. The 10-year US Treasury yield increased from 2.32% to 2.98%, driving the Bloomberg US Aggregate Bond Index to a −4.7% return for the quarter. With the 10-year Treasury yield nearly doubling in the first six months, the performance result has been a double-digit loss of −10.3% for Bloomberg US Aggregate Bond Index to start the year.

The fixed income trends of the first quarter continued in second quarter (Q2) with credit (ICE BofA US Corporate Index, −6.7% Q2; −13.9% YTD) underperforming government (ICE BofA US Treasury Index, −3.8% Q2; −9.2% YTD), and shorter duration (lower interest rate risk) holdings outperforming longer duration (higher interest rate risk). This was seen in both credit markets, with the Bloomberg US Corporate 1-3 year (−1.0% Q2; −3.5% YTD), and government markets, Bloomberg US Treasury 1-3 Year (−0.5% Q2; −3.0% YTD), where the shorter duration indexes outperformed the previously mentioned full duration indexes. While returning −3.0%, TIPs (Bloomberg US TIPs) underperformed their nominal Treasury counterparts for the quarter but have slightly outperformed for the year, returning −8.9%. High yield (Solactive USD High Yield Corporates, −9.9% Q2; −13.8% YTD), international bond indexes (Bloomberg Global Aggregate ex-USD, −5.2% Q2; −10.0% YTD), and investment grade corporates (iBoxx USD Liquid Investment Grade Index, −8.6% Q2; −16.2% YTD) were also negative for the quarter, adding to the losses for the year.

How did we get here?

The economy and markets are in the midst of an important transition. Markets over the last ten years were largely driven by a solid underlying economy, with an unprecedented amount of monetary stimulus from the Fed. There was a combination of several types of stimuli provided, along with low interest rates, which helped stocks sell at multiples (valuations) above historical averages. When this happens, it means investors are willing to pay ahead (sometimes several years) for earnings. Specifically, many of the FAANG (Facebook, Apple, Amazon, Netflix & Google) stocks reached sky high valuations that were greater than 50 times earnings.

Some are now calling those valuations a “bubble,” and others are just waiting on a rebound to previously attained “bubble” prices. While it will take some time, history may prove we were in fact in a stock market bubble, especially in some of the tech and FAANG stocks. Although bubbles are nearly impossible to pronounce until after they pop, we have written consistently about these high valuations for the last several years.

Economics 101 textbooks would dictate pumping massive levels of stimulus into the system will create inflation. Inflation can be seen in many ways. Some would argue the “bubble” prices in tech stocks were a proliferation of inflation in equity prices. However, since it took a long time for inflation to register in traditional measures (such as CPI), some felt we were truly getting a free lunch. This was the basis of a new idea, even developed in economics, called Modern Monetary Theory (MMT). While there are nuances, MMT is based importantly on the idea the government should pump as much stimulus as possible until inflation comes. The ride up was fun, but we believe we are experiencing the raw reality of MMT and it is proving to be painful if they go too far. As an example, in hindsight, the 3rd congressional stimulus package may have been completely unnecessary and instead acted as fuel on the fire we now must put out.

The abnormal situation also created the “bad news is good news” environment discussed over the past few years and mentioned in last month’s commentary. This may have contributed to the Federal Reserve’s hesitancy in acting to slow inflation this year. Even as abnormally high inflation began to materialize in reports, the Federal Reserve was slow to act.

The Fed is now admittedly behind the curve in cooling inflation, but it is not a simple error to correct. The Fed’s top tool for reigning in inflation is their ability to raise the Fed Funds Rate; however, rate rises take a while for the effects to kick in and have less impact on headline inflation (including food and energy). Further, since they have acted imperfectly so far, it increases the odds they are not able to navigate the rest of the task craft fully enough to avoid recession. Some even believe we are already in a recession, which will be labeled such in the future. If that is the case, it would be a unique recession, from a definition standpoint.

What should we do now?

According to the National Travel and Safety Board (NTSB), flying on private airplanes is much more dangerous than commercial aircraft. On large, commercial aircraft, fewer than 0.01 fatalities per 100,000 flying hours occur. On private aircraft, including recreational pilots, there are more than 2.3 fatalities per 100,000 hours flown. Therefore, it is at least 230 times safer to fly large commercial jets than private aircraft. By far, pilot error is the most cited reason for crashes in private travel.

We feel there can be some similarities between what we are able to provide as professional money managers and the overall benefits of professional air travel. While we could write an entire book about this idea, we can summarize some of the benefits we see down to experience, tools and process.

We are fortunate to have over 50 years in combined investment management experience on our current Portfolio Management Team, which does not account for the long list of additional experienced managers who have contributed to TOPS as former Team members or contributors.

When managing portfolios, we use a combination of professional tools and processes, which have been honed over the last two decades of serving our investors. While an amateur investor may make decisions in a silo (based on one idea or variable), or be significantly impacted by emotion, we typically approach decisions much differently. In addressing the question, “What should we do now?”, we felt it would be helpful to look behind the curtain a bit and discuss some of our thoughts and the actions we are taking to best serve our investors.

First, we are able to reference sound economic and financial theories (and rules). The three of us on the Portfolio Management team have built this base of knowledge through our combined four financial degrees and four financial designations, along with ongoing daily reading and studying. As part of our investment process, we monitor thousands of variables across the economic and financial landscape as inputs into our decision-making activity. This knowledge base enables us to quickly digest financial information and ascertain the impact on our portfolios.

While sound theories always serve a purpose, in many ways, the last ten years in the market have been very abnormal through this traditional lens. The incredible impact of the Federal Reserve over the last decade distorted free financial markets and the way some economic and financial news impacted markets. Decades ago, finance textbooks did not talk about a Federal Reserve stimulus driven “bad news is good news” scenario. We had to use our base of knowledge to work through this unique environment. Going forward, as the Fed is pulling back their economic steroid drip, these rules and theories should be exhibited more clearly in market results. When managing portfolios, decisions become clearer when you are not continually dealing with Fed surprises like the consistent Fed put reality.

A second area of valuable tools is portfolio and economic modeling, including capital market assumptions and shock analysis. These tools are forward looking. With these tools, using sound economic and financial theories as a base, we can think through and develop different probable scenarios we see going forward. For example, in November 2021, we wrote an article for ETF.com where we highlighted the risks we saw in large cap growth stocks and longer-term bonds. Our modeling and shock analysis (running unfavorable scenarios for risk purposes) led us to believe there was above average risk in those asset classes. Therefore, coming into the bear market of 2022, we were fortunate to have an overweight to value stocks in our more conservative portfolios and a 50/50 allocation to growth/value in our more aggressive portfolios. These allocations have benefited our investors as the bubble in large growth stocks has popped (at least for now). Further, we recognized we were likely to enter a painful phase of rising interest rates. Therefore, we reduced our interest rate risk over the last few years. This decision has translated directly into our bond allocations outperforming the US Aggregate Bond Index so far this year. For example, the fixed income allocation in TOPS Balanced has outperformed the US Aggregate Bond index by nearly 4% (gross) year to date. Likewise, a recent review of a TOPS Balanced allocation over the last 15 years showed gross annualized outperformance of the TOPS fixed income allocation (6/20/2007 – 6/30/2022).

In our modeling, we track eight different valuation metrics monthly going back as far as 20 years and then rank them on a percentile basis. While valuations can be a poor indicator of short-term results, current valuations are one of the strongest indicators of future results over longer periods (10+ years). We feel this modeling bodes well for our TOPS allocations going forward. Large cap growth stocks are currently MORE expensive than they have been 71.4% of the time in the last 20 years. Though, many other asset classes TOPS holds are trading at much more attractive valuations. Small cap stocks, for example, are LESS expensive than they have been 99.6% of the time in the last 15-20 years.

A third tool we rely upon as part of our process is portfolio optimization. The acronym TOPS stands for The Optimized Portfolio System. Portfolio optimization strives to provide optimal levels of expected return for each unit of expected risk. In other words, when building our allocations, we strive to provide our investors with as much return as possible for the level of risk they are willing to accept. Portfolio optimization is long term and strategic in nature. Short-term (less than 12 months) returns do not typically affect optimization unless an asset class inherently changes. However, we are constantly thinking about how the inputs to our portfolio optimization process should be altered and how those changes impact investment decisions. We often say, “don’t mention return without mentioning risk in the same sentence.” As we manage through markets like 2022, we remain focused on how our decisions impact longer term portfolio optimization, not simply very short-term returns.

A fourth area of tools is historical reference and experience. In investing, “this time is different,” often fails to be true. Therefore, while we feel it can be unwise to rely too much on historical references, they should absolutely be an input. For example, we looked back to World War II economics to learn more about inflation. According to Morgan Housel, author or “The Psychology of Money,” 11% of the U.S. population, with an average age of 23, served in World War II. About half served overseas, with the majority returning home within 18 months after the end of the war. As the heroes returned home, the U.S. experienced a temporary period of double-digit inflation. Despite the Federal Reserve helping to keep the 2-year treasury below 2% for 10 years after the war ended, inflation was able to return to earth as supply caught up.

In that period, we had great demographics, rising wages, improvements in productivity and strong consumer spending. These attributes helped carry the economy into the early 70s. In 1973, it all changed, inflation spiked and didn’t recede, remaining elevated for much of the next 10 years.

Eventually, famed Federal Reserve President Paul Volcker raised rates to fight runaway inflation, causing a recession. By 1984, Ronald Reagan was able to say, “This afternoon 6500 young men and women will be married, and with inflation at less than half of what it was just four years ago, they can look forward with confidence to the future.”

Paul Volcker was able to break the back of inflation, but not without the pain of recession. Now, the Fed is trying to do something similar, but hoping not to create the recessionary pain. Sure, times are different now. The heroes returning from WWII didn’t carry around pocket-sized supercomputers tied to powerful social media. Yet, inflation is still incredibly important, supply is currently an issue, and very few things crush confidence like uncontrolled inflation.

What are we watching for?

We believe we are in a scenario where it will take a while to get clear direction on inflation (maybe even another 18-24 months). In the meantime, it is possible stock valuations stay range bound. In other words, investors might avoid bidding up stock prices with so much uncertainty. Therefore, it seems within reason large cap stocks would continue to fluctuate near their current range of 14-18 times forward earnings. On the other hand, small, mid, international and emerging markets are all trading at lower multiples, so we may see them bump up to historical averages with less clarity needed.

It is possible we are going to see bull and bear runs based off new information on inflation, Fed moves, earnings, commodity prices and supply chain. These are areas we are monitoring very closely and prioritizing in our modeling. As this commentary is being completed, we are getting some encouraging news regarding longer term inflation expectations, as 10-year breakeven inflation rates have receded from a mid-April high of 2.98% to close June 30th at 2.33%. This means investors feel we are not entering a new, longer-term inflationary reality, which for a short time looked to be a possibility. May’s PCE reading, the Fed’s preferred measure of inflation, moderated for the 3rd month in a row, settling at 4.7%. Further, we are seeing some softening in commodity prices and good news regarding supply chains. “June’s surveys of five of the 12 district Federal Reserve Banks strongly suggest that supply-chain disruptions have eased significantly in recent months,” according to Dr. Ed Yardeni. For those who follow our comments closely, you would know earnings will be a major focus as we start this new quarter as well.

A concern that mounted just as the second quarter was ending is consumer sentiment levels. The most widely accepted Consumer Sentiment Index is provided by the University of Michigan. The index just registered a 50.0 in June, the lowest level on record (going back over 40 years). The index had been in the 90-100 range from 2014 to the beginning of the pandemic in 2020. While the pandemic brought lower readings of consumer confidence, recent drops to 58.4 in May and the previously noted 50.0 in June do give us some concern consumers may back off quickly.

Lastly, we are paying close attention to the fact the 2-year U.S. Treasury yield registered higher than the 10-year U.S. Treasury Yield in the first week of July. As we have discussed before, yield curve inversions do not guarantee a recession, but it has been a relatively accurate indicator historically. Further, the U.S. Dollar recently hit a 20-year high. For long-term investors in non-USD denominated assets (which would include some TOPS positions) this could provide an opportunity for outperformance in the future should the USD cycle weaker from these multi-decade highs.

TOPS Portfolio Strategies

One of the key tenets of our investment philosophy is for our investors to grow wealth. In the 20 years we have managed our portfolios, we have been successful in providing appropriate returns over time. There have been very few opportunities for growth in 2022. In this type of environment, we feel fortunate to be able to serve our investors so far this year in losing less than large cap U.S. stocks and the US Aggregate Bond Index respectively. We believe this cycle will pass, as many others have, yet no one knows exactly when that will happen. This is why we remain disciplined in our allocations. We are encouraged by the opportunities we see for long-term growth of our portfolios in the next growth cycle for stocks and yield opportunity for bonds.

Summary of the Milliman Managed Risk Strategy™ (MMRS)

The global equity market was down 4.9% in January, its largest calendar-month decline since March 2020. The U.S. led the market lower, with the S&P 500 Index falling 5.2%, while the MSCI ACWI Ex-US Index was down just 3.7%. In the

United States, mid- and small-cap stocks were hit hardest, with the S&P 400 Index and S&P 600 Index down 7.2% and 7.3%, respectively. The pullback was largely in response to the Fed’s increasingly hawkish stance as manifested in its forward guidance on interest rates. As of the end of January, the Fed Funds Futures market was pricing in five interest rate hikes by the end of 2022, four more than it was pricing just four months prior on September 30, 2021. As equities lurched lower, the yield curve tilted higher, pushing the spread between the 3-month and 10-year yields to its highest since March 2017. Equity market volatility also increased sharply, with the VIX reaching 32, its highest level since January 2021. After starting the month at their maximum respective equity allocations, TOPS Managed Risk Portfolios each made significant reallocations. By month end, the Growth, Moderate and Balanced portfolios had reduced their net equity exposure by 43, 26, and 18 percentage points, respectively.

After declining 5% in January, the global equity market fell another 2.5% in February, as investors continued to digest rising inflation, hawkish monetary policy, and escalating geopolitical tensions. U.S. stocks led global markets lower, with the S&P 500 Index declining 3.0%. The yield on the 10-year U.S. Treasury briefly broke above 2% for the first time since July 2019, before finishing the month at 1.83%, just five basis points (bps) higher than it started. Rising interest rates plus widening investment-grade credit spreads pushed the Bloomberg U.S. Aggregate Bond Index to a loss of 1.1%, its third consecutive monthly loss and its sixth out of the last seven months. As stock and bond prices declined, their volatilities climbed steadily higher; the VIX climbed five points to 30; while the ICE BofA MOVE Index, a measure of bond market volatility, climbed to its highest level since March 2020. Amidst the turmoil, the TOPS Managed Risk Growth, Moderate, and Balanced portfolios all began the month substantially hedged, with net equity levels well below their respective maximums. The funds maintained these lower levels of equity exposure throughout the month, helping to mitigate portfolio volatility.

After declining the first two months of the year, the global equity market climbed nearly 2% during March. In addition to making further reductions in its monthly asset purchases, the Fed initiated its first interest rate increase in more than three years. These moves toward more restrictive policy come amid rising inflation levels not seen in 40 years. Equity market volatility remained at elevated levels in March, trending higher through the middle of the month before falling gradually back to its level at the end of February. TOPS Managed Risk Growth, Moderate, and Balanced portfolios all began the month well below their target equity levels. As volatility waned in March’s final week, all three strategies made slight increases to their equity exposure, but still maintained significant hedges as markets continued to digest heightened geopolitical and monetary-policy uncertainty.

Falling by more than 8% in April, the global equity market suffered its worst calendar-month return since the COVID-19 contraction in March 2020. In the face of persistently high year-to-date inflation, investors became increasingly convinced of the Fed’s resolve to stop adding and begin removing the easy money it’s been injecting into the economy for the past two years. Bond prices followed stocks lower, pushing the 10-year U.S. Treasury yield 60 basis points (bps) higher to 2.94%, nearly double its level at the end of 2021. Not surprisingly, equity market volatility was also elevated during the month with the VIX climbing from 20.6 at the end of March to 33.4 at the end of April. Amid the month’s volatile downturn, each of TOPS Managed Risk Growth, Moderate, and Balanced portfolios was substantially hedged, with equity allocations well below their respective maximums, helping to mitigate portfolio volatility and drawdown.

Coming off its worst monthly decline since March 2020, the global equity market was essentially flat in May, falling just 0.13%. In its ongoing effort to tackle persistently high inflation, the Fed increased its fed funds rate target by 50 basis points to 1.0%. At month end, the futures market was projecting the Fed would raise the rate another 175 basis points by the end of 2022. Money supply data released in May showed that the M2 supply of money decreased 0.4% in April. This was the first monthly decline since early 2010 and perhaps the first of many more as the Fed begins to implement its plan to reduce the size of its balance sheet at a clip of $95 billion per month. Even though the stock and bond markets finished the month unchanged, both exhibited increased volatilities. The TOPS Managed Risk Growth, Moderate, and Balanced portfolios all began the month with substantial hedges and made further reductions to their equity exposure as the month wore on.

The substantial hedge positions were held through the end of June, as the S&P 500 fell over 8% in the month.

The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index designed to measure the combined equity market performance of the materials sector of emerging markets countries. Component securities include those of chemical companies, construction materials companies, containers and packaging companies, metals and mining companies, and paper and forest products companies.

The S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks.

The S&P MidCap 400® measures the mid-cap segment of the U.S.equity market. The index is designed to be an investable portfolio of companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

The S&P SmallCap 600® measures the small cap segment of the U.S. equity market. The index is designed to be an investable portfolio of companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

The Barclays Capital Aggregate Bond Index is weighted according to market capitalization, which means the securities The Bloomberg U.S. Aggregate Bond Index is weighted according to market capitalization, which means the securities represented in the index are weighted according to the market size of the bond category. Treasury securities, mortgage-backed securities (“MBS”) foreign bonds, government agency bonds and corporate bonds are some of the categories included in the index. The bonds represented are medium term with an average maturity of about 4.57 years. In all, the index represents about 8,200 fixed-income securities with a total value of approximately $15 trillion (about 43% of the total U.S. bond market).

The Bloomberg U.S. Treasury Inflation Protected Securities Index (“TIPS”) Index includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.

You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Past Performance is no guarantee of future results. Past performance does not guarantee future results, and current performance may be lower or higher than the data quoted.

5713-NLD-07292022

TOPS® Managed Risk Balanced ETF Portfolio
Portfolio Review (Unaudited)
June 30, 2022

The Portfolio’s Average Annual Total Return through June 30, 2022*, as compared to its benchmark:

					Performance Since	Performance Since	Since
	Six	One	Five	Ten	Inception	Inception	Inception
	Months	Year	Year	Year	(6/9/11)**	(5/1/12)***	(7/22/15)****
Managed Risk Balanced ETF Portfolio
Class 1	-10.92%	-9.06%	3.29%	4.05%	3.81%	N/A	N/A
Class 2	-11.05%	-9.27%	-3.04%	3.79%	3.56%	N/A	N/A
Class 3	-11.08%	-9.33%	2.94%	3.76%	N/A	3.46%	N/A
Class 4	-11.27%	-9.60%	2.67%	3.39%	N/A	3.08%	N/A
Investor Class	-10.88%	-9.20%	2.76%	N/A	N/A	N/A	2.66%
S&P 500 Total Return Index *****	-19.96%	-10.62%	11.31%	12.96%	12.44%	12.43%	10.83%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares as well as other charges and expenses of the insurance contract, or separate account. Per the fee table in the most recent prospectus, the Portfolio’s total annual operating expense ratios including acquired fund fees and expenses, for Class 1, Class 2, Class 3, Class 4, and Investor Class are 0.50%, 0.75%, 0.85%, 1.10%, and 1.00% respectively. For performance information current to the most recent month-end, please call 1-855-572-5945.

**	Class 1 and Class 2’s inception date was June 9, 2011.

***	Class 3 and Class 4’s inception date was May 1, 2012.

****	Investor Class’s inception date was July 22, 2015.

*****	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Holdings by Asset Class as of June 30, 2022	% of Net Assets
Exchange-Traded Funds - Equity	44.2%
Exchange-Traded Funds - Fixed Income	43.6%
Other Assets and Liabilities - net/Short-Term Investments	12.2%
100.0%

Please refer to the Schedule of Investments in this semi-annual report for a detailed listing of the Portfolio’s holdings.

TOPS® Managed Risk Growth ETF Portfolio
Portfolio Review (Unaudited)
June 30, 2022

The Portfolio’s Average Annual Total Return through June 30, 2022*, as compared to its benchmark:

					Performance Since	Performance Since	Since
	Six	One	Five	Ten	Inception	Inception	Inception
	Months	Year	Year	Year	(4/26/11)**	(5/1/12)***	(7/22/15)****
Managed Risk Growth ETF Portfolio
Class 1	-12.92%	-10.62%	4.03%	4.76%	3.87%	N/A	N/A
Class 2	-13.05%	-10.90%	3.78%	4.50%	3.62%	N/A	N/A
Class 3	-13.11%	-10.98%	3.66%	4.42%	N/A	3.94%	N/A
Class 4	-13.15%	-11.18%	3.42%	4.22%	N/A	3.79%	N/A
Investor Class	-12.50%	-10.42%	3.60%	N/A	N/A	N/A	3.00%
S&P 500 Total Return Index *****	-19.96%	-10.62%	11.31%	12.96%	11.89%	12.43%	10.83%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares as well as other charges and expenses of the insurance contract, or separate account. Per the fee table in the most recent prospectus, the Portfolio’s total annual operating expense ratios including acquired fund fees and expenses, for Class 1, Class 2, Class 3, Class 4, and Investor Class are 0.49%, 0.74%, 0.84%, 1.09%, and 0.99% respectively. For performance information current to the most recent month-end, please call 1-855-572-5945.

**	Class 1 and Class 2’s inception date was April 26, 2011.

***	Class 3 and Class 4’s inception date was May 1, 2012.

****	Investor Class’s inception date was July 22, 2015.

*****	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Holdings by Asset Class as of June 30, 2022	% of Net Assets
Exchange-Traded Funds - Equity	75.3%
Exchange-Traded Funds - Fixed Income	11.8%
Other Assets and Liabilities - net/Short-Term Investments	12.9%
100.0%

Please refer to the Schedule of Investments in this semi-annual report for a detailed listing of the Portfolio’s holdings.

TOPS® Managed Risk Moderate Growth ETF Portfolio
Portfolio Review (Unaudited)
June 30, 2022

The Portfolio’s Average Annual Total Return through June 30, 2022*, as compared to its benchmark:

					Performance Since	Performance Since	Since
	Six	One	Five	Ten	Inception	Inception	Inception
	Months	Year	Year	Year	(6/9/11)**	(5/1/12)***	(7/22/15)****
Managed Risk Moderate Growth ETF Portfolio
Class 1	-12.52%	-10.17%	3.82%	4.71%	4.29%	N/A	N/A
Class 2	-12.64%	-10.44%	3.55%	4.43%	4.05%	N/A	N/A
Class 3	-12.75%	-10.57%	3.44%	4.37%	N/A	3.94%	N/A
Class 4	-12.80%	-10.72%	3.18%	4.06%	N/A	3.71%	N/A
Investor Class	-12.40%	-10.32%	3.28%	N/A	N/A	N/A	2.90%
S&P 500 Total Return Index *****	-19.96%	-10.62%	11.31%	12.96%	12.44%	12.43%	10.83%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio share as well as other charges and expenses of the insurance contract, or separate account. Per the fee table in the most recent prospectus, the Portfolio’s total annual operating expense ratios including acquired fund fees and expenses, for Class 1, Class 2, Class 3, Class 4, and Investor Class are 0.49%, 0.74%, 0.84%, 1.09%, and 0.99% respectively. For performance information current to the most recent month-end, please call 1-855-572-5945.

**	Class 1 and Class 2’s inception date was June 9, 2011.

***	Class 3 and Class 4’s inception date was May 1, 2012.

****	Investor Class’s inception date was July 22, 2015.

*****	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Holdings by Asset Class as of June 30, 2022	% of Net Assets
Exchange-Traded Funds - Equity	57.5%
Exchange-Traded Funds - Fixed Income	30.0%
Other Assets and Liabilities - net/Short-Term Investments	12.5%
100.0%

Please refer to the Schedule of Investments in this semi-annual report for a detailed listing of the Portfolio’s holdings.

TOPS® Managed Risk Balanced ETF Portfolio
Schedule of Investments (Unaudited)
June 30, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 87.8%
	EQUITY - 44.2%
258,480	FlexShares Global Upstream Natural Resources Index Fund(b)	$10,253,902
428,507	SPDR Portfolio S&P 400 Mid Cap ETF	17,007,443
129,045	SPDR Portfolio S&P 500 Growth ETF	6,746,473
653,569	SPDR Portfolio S&P 500 Value ETF(b)	24,064,411
378,762	SPDR Portfolio S&P 600 Small Cap ETF	13,627,857
676,350	Vanguard FTSE Developed Markets ETF	27,595,079
332,319	Vanguard FTSE Emerging Markets ETF	13,841,086
235,111	Vanguard Global ex-U.S. Real Estate ETF(a)	10,408,364
113,196	Vanguard Real Estate ETF	10,313,288
88,014	Vanguard S&P 500 ETF	30,530,295
239,820	Wisdomtree Emerging Markets EX-State-Owned Enterprises Fund	6,878,038
		171,266,236
	FIXED INCOME - 43.6%
257,277	iShares iBoxx $ Investment Grade Corporate Bond ETF(b)	28,308,188
463,860	SPDR Bloomberg Investment Grade Floating Rate ETF	13,966,825
591,159	SPDR Portfolio Short Term Corporate Bond ETF	17,575,157
429,027	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	10,502,581
174,119	Vanguard Intermediate-Term Treasury ETF(b)	10,649,118
149,697	Vanguard Mortgage-Backed Securities ETF(b)	7,157,014
837,353	Vanguard Short-Term Inflation-Protected Securities ETF	41,968,133
358,687	Vanguard Short-Term Treasury ETF(b)	21,112,317
72,112	Vanguard Total International Bond ETF(b)	3,572,428
410,373	Xtrackers USD High Yield Corporate Bond ETF(b)	13,841,881
		168,653,642

	TOTAL EXCHANGE-TRADED FUNDS (Cost $319,202,429)	339,919,878

See accompanying notes to financial statements.

TOPS® Managed Risk Balanced ETF Portfolio
Schedule of Investments (Unaudited) (Continued)
June 30, 2022

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 29.1%
	COLLATERAL FOR SECURITIES LOANED — 18.7%
72,280,385	STIT - Government & Agency Portfolio, Institutional Class, 1.35% (Cost $72,280,385)(c)	$72,280,385

	MONEY MARKET FUNDS - 10.4%
40,309,129	STIT - Government & Agency Portfolio Institutional Class, Institutional Class, 1.35% (Cost $40,309,129)(c)	40,309,129

	TOTAL SHORT-TERM INVESTMENTS (Cost $112,589,514)	112,589,514

	TOTAL INVESTMENTS — 116.9% (Cost $431,791,943)	$452,509,392
	LIABILITIES IN EXCESS OF OTHER ASSETS — (16.9)%	(65,288,932)
	NET ASSETS - 100.0%	$387,220,460

OPEN FUTURES CONTRACTS
Number of				Notional	Value and Unrealized
Contracts	Open Long Futures Contracts	Broker	Expiration	Amount(d)	Depreciation
188	CBOT 5 Year US Treasury Note	Bank of America Merrill Lynch	09/30/2022	$21,103,000	$(207,156)
	TOTAL FUTURES CONTRACTS

OPEN FUTURES CONTRACTS
					Value and Unrealized
Number of				Notional	Appreciation
Contracts	Open Short Futures Contracts	Broker	Expiration	Amount(d)	(Depreciation)
86	CME E-Mini Russell 2000 Index Futures	Bank of America Merrill Lynch	09/16/2022	$7,344,400	$204,725
187	CME E-Mini Standard & Poor’s 500 Index Future	Bank of America Merrill Lynch	09/16/2022	35,431,825	317,312
55	CME E-Mini Standard & Poor’s MidCap 400 Index	Bank of America Merrill Lynch	09/16/2022	12,474,000	402,110
199	ICE US mini MSCI EAFE Index Futures	Bank of America Merrill Lynch	09/16/2022	18,473,170	(8,685)
339	ICE US MSCI Emerging Markets EM Index Futures	Bank of America Merrill Lynch	09/16/2022	16,995,765	(68,350)
	TOTAL FUTURES CONTRACTS				$847,112

ETF - Exchange-Traded Fund

S&P - Standard & Poor’s

SPDR - Standard & Poor’s Depositary Receipt

(a)	Non-income producing security.

(b)	All or a portion of this security is on loan. Total loaned securities had a value of $71,212,834 at June 30, 2022. The loaned securities were secured with cash collateral of $72,280,385 and non-cash collateral of $432,319. The non-cash collateral consists of short-term investments and long-term bonds and is held for benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot pledge or resell the collateral.

(c)	Rate disclosed is the seven day effective yield as of June 30, 2022.

(d)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Portfolio are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Portfolio’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Portfolio.

See accompanying notes to financial statements.

TOPS® Managed Risk Growth ETF Portfolio
Schedule of Investments (Unaudited)
June 30, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 87.1%
	EQUITY - 75.3%
588,684	FlexShares Global Upstream Natural Resources Index Fund(b)	$23,353,094
1,610,227	SPDR Portfolio S&P 400 Mid Cap ETF	63,909,910
440,749	SPDR Portfolio S&P 500 Growth ETF	23,042,358
797,432	SPDR Portfolio S&P 500 Value ETF	29,361,446
1,293,853	SPDR Portfolio S&P 600 Small Cap ETF	46,552,831
2,454,992	Vanguard FTSE Developed Markets ETF(b)	100,163,674
993,299	Vanguard FTSE Emerging Markets ETF	41,370,903
401,594	Vanguard Global ex-U.S. Real Estate ETF(a)	17,778,566
128,900	Vanguard Real Estate ETF	11,744,079
350,889	Vanguard S&P 500 ETF	121,716,376
614,414	Wisdomtree Emerging Markets EX-State-Owned Enterprises Fund	17,621,394
		496,614,631
	FIXED INCOME - 11.8%
109,864	iShares iBoxx $ Investment Grade Corporate Bond ETF(b)	12,088,336
488,549	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	11,959,680
127,875	Vanguard Mortgage-Backed Securities ETF	6,113,704
357,572	Vanguard Short-Term Inflation-Protected Securities ETF	17,921,508
204,225	Vanguard Short-Term Treasury ETF(b)	12,020,684
525,720	Xtrackers USD High Yield Corporate Bond ETF(b)	17,732,536
		77,836,446

	TOTAL EXCHANGE-TRADED FUNDS (Cost $485,731,787)	574,451,077

See accompanying notes to financial statements.

TOPS® Managed Risk Growth ETF Portfolio
Schedule of Investments (Unaudited) (Continued)
June 30, 2022

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 22.3%
	COLLATERAL FOR SECURITIES LOANED — 13.0%
85,484,831	STIT - Government & Agency Portfolio, Institutional Class, 1.35% (Cost $85,484,831)(c)	$85,484,831

	MONEY MARKET FUNDS - 9.3%
61,450,281	STIT - Government & Agency Portfolio Institutional Class, Institutional Class, 1.35% (Cost $61,450,281)(c)	61,450,281

	TOTAL SHORT-TERM INVESTMENTS (Cost $146,935,112)	146,935,112

	TOTAL INVESTMENTS - 109.4% (Cost $632,666,899)	$721,386,189
	LIABILITIES IN EXCESS OF OTHER ASSETS — (9.4)%	(61,750,680)
	NET ASSETS - 100.0%	$659,635,509

OPEN FUTURES CONTRACTS
Number of				Notional	Value and Unrealized
Contracts	Open Long Futures Contracts	Broker	Expiration	Amount(d)	Depreciation
150	CBOT 5 Year US Treasury Note	Bank of America Merrill Lynch	09/30/2022	$16,837,500	$(168,672)
	TOTAL FUTURES CONTRACTS

OPEN FUTURES CONTRACTS
					Value and Unrealized
Number of				Notional	Appreciation
Contracts	Open Short Futures Contracts	Broker	Expiration	Amount(d)	(Depreciation)
320	CME E-mini Russell 2000 Index Futures	Bank of America Merrill Lynch	09/16/2022	$27,328,000	$1,297,238
570	CME E-Mini Standard & Poor’s 500 Index Future	Bank of America Merrill Lynch	09/16/2022	108,000,750	2,692,335
188	CME E-Mini Standard & Poor’s MidCap 400 Index	Bank of America Merrill Lynch	09/16/2022	42,638,400	2,202,865
721	ICE US mini MSCI EAFE Index Futures	Bank of America Merrill Lynch	09/16/2022	66,930,430	537,015
958	ICE US MSCI Emerging Markets EM Index Futures	Bank of America Merrill Lynch	09/16/2022	48,029,330	(19,445)
	TOTAL FUTURES CONTRACTS				$6,710,008

ETF - Exchange-Traded Fund

S&P - Standard & Poor’s

SPDR - Standard & Poor’s Depositary Receipt

(a)	Non-income producing security.

(b)	All or a portion of this security is on loan. Total loaned securities had a value of $83,577,288 at June 30, 2022. The loaned securities were secured with cash collateral of $85,484,831. The Portfolio cannot pledge or resell the collateral.

(c)	Rate disclosed is the seven day effective yield as of June 30, 2022.

(d)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Portfolio are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Portfolio’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Portfolio.

See accompanying notes to financial statements.

TOPS® Managed Risk Moderate Growth ETF Portfolio
Schedule of Investments (Unaudited)
June 30, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 87.5%
	EQUITY - 57.5%
579,283	FlexShares Global Upstream Natural Resources Index Fund(b)	$22,980,157
1,152,247	SPDR Portfolio S&P 400 Mid Cap ETF	45,732,683
216,809	SPDR Portfolio S&P 500 Growth ETF	11,334,775
470,772	SPDR Portfolio S&P 500 Value ETF(b)	17,333,825
954,799	SPDR Portfolio S&P 600 Small Cap ETF(b)	34,353,668
1,705,201	Vanguard FTSE Developed Markets ETF(b)	69,572,201
698,169	Vanguard FTSE Emerging Markets ETF	29,078,739
395,174	Vanguard Global ex-U.S. Real Estate ETF(a)	17,494,353
126,375	Vanguard Real Estate ETF	11,514,026
295,947	Vanguard S&P 500 ETF	102,658,096
403,036	Wisdomtree Emerging Markets EX-State-Owned Enterprises Fund	11,559,072
		373,611,595
	FIXED INCOME - 30.0%
270,266	iShares iBoxx $ Investment Grade Corporate Bond ETF(b)	29,737,368
1,788,508	SPDR Portfolio Short Term Corporate Bond ETF	53,172,343
480,581	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	11,764,623
97,553	Vanguard Intermediate-Term Treasury ETF(b)	5,966,341
250,103	Vanguard Mortgage-Backed Securities ETF(b)	11,957,424
703,702	Vanguard Short-Term Inflation-Protected Securities ETF	35,269,544
200,960	Vanguard Short-Term Treasury ETF(b)	11,828,506
120,498	Vanguard Total International Bond ETF	5,969,471
862,133	Xtrackers USD High Yield Corporate Bond ETF(b)	29,079,746
		194,745,366

	TOTAL EXCHANGE-TRADED FUNDS (Cost $509,318,275)	568,356,961

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 25.8%
	COLLATERAL FOR SECURITIES LOANED — 15.9%
102,974,990	STIT - Government & Agency Portfolio, Institutional Class, 1.35% (Cost $102,974,990)(c)	102,974,990

See accompanying notes to financial statements.

TOPS® Managed Risk Moderate Growth ETF Portfolio
Schedule of Investments (Unaudited) (Continued)
June 30, 2022

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 25.8% (Continued)
	MONEY MARKET FUNDS - 9.9%
64,064,577	STIT - Government & Agency Portfolio Institutional Class, Institutional Class, 1.35% (Cost $64,064,577)(c)	$64,064,577

	TOTAL SHORT-TERM INVESTMENTS (Cost $167,039,567)	167,039,567

	TOTAL INVESTMENTS — 113.3% (Cost $676,357,842)	$735,396,528
	LIABILITIES IN EXCESS OF OTHER ASSETS — (13.3)%	(86,233,004)
	NET ASSETS - 100.0%	$649,163,524

OPEN FUTURES CONTRACTS
Number of				Notional	Value and Unrealized
Contracts	Open Long Futures Contracts	Broker	Expiration	Amount(d)	Depreciation
252	CBOT 5 Year US Treasury Note	Bank of America Merrill Lynch	09/30/2022	$28,287,000	$(281,625)
	TOTAL FUTURES CONTRACTS

OPEN FUTURES CONTRACTS
					Value and Unrealized
Number of				Notional	Appreciation
Contracts	Open Short Futures Contracts	Broker	Expiration	Amount(d)	(Depreciation)
221	CME E-mini Russell 2000 Index Futures	Bank of America Merrill Lynch	09/16/2022	$18,873,400	$649,375
405	CME E-Mini Standard & Poor’s 500 Index Future	Bank of America Merrill Lynch	09/16/2022	76,737,375	1,290,342
132	CME E-Mini Standard & Poor’s MidCap 400 Index	Bank of America Merrill Lynch	09/16/2022	29,937,600	1,189,915
481	ICE US mini MSCI EAFE Index Futures	Bank of America Merrill Lynch	09/16/2022	44,651,230	163,235
679	ICE US MSCI Emerging Markets EM Index Futures	Bank of America Merrill Lynch	09/16/2022	34,041,665	(104,365)

	TOTAL FUTURES CONTRACTS				$3,188,502

ETF - Exchange-Traded Fund

S&P - Standard & Poor’s

SPDR - Standard & Poor’s Depositary Receipt

(a)	Non-income producing security.

(b)	All or a portion of this security is on loan. Total loaned securities had a value of $110,725,606 at June 30, 2022. The loaned securities were secured with cash collateral of $102,974,990 and non-cash collateral of $10,086,835. The non-cash collateral consists of short-term investments and long-term bonds and is held for benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot pledge or resell the collateral.

(c)	Rate disclosed is the seven day effective yield as of June 30, 2022.

(d)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Portfolio are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Portfolio’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Portfolio.

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Statements of Assets and Liabilities (Unaudited)
June 30, 2022

	Managed Risk	Managed Risk	Managed Risk
	Balanced	Growth	Moderate Growth
	ETF Portfolio	ETF Portfolio	ETF Portfolio
Assets:
Investments in securities, at cost	$431,791,943	$632,666,899	$676,357,842
Investments in securities, at value (Securities on loan $71,212,834, $83,577,288 and $110,725,606, respectively)	$452,509,392	$721,386,189	$735,396,528
Deposits with Broker	7,284,614	17,328,938	14,260,766
Receivable for Portfolio shares sold	16,383	11,895	8,999
Unrealized appreciation on futures contracts	924,147	6,729,453	3,292,867
Interest and dividends receivable	156,785	553,672	474,314
Total Assets	460,891,321	746,010,147	753,433,474
Liabilities:
Collateral on securities loaned	72,280,385	85,484,831	102,974,990
Payable for Portfolio shares redeemed	882,258	328,643	532,279
Unrealized depreciation on futures contracts	284,191	188,117	385,990
Accrued distribution (12b-1) fees	88,434	143,612	151,085
Accrued investment advisory fees	97,347	166,322	162,314
Payable to related parties and administrative service fees	38,246	63,113	63,292
Total Liabilities	73,670,861	86,374,638	104,269,950
Net Assets	$387,220,460	$659,635,509	$649,163,524

Components of Net Assets:
Paid in capital	$344,506,566	$548,151,357	$553,109,324
Accumulated earnings	42,713,894	111,484,152	96,054,200
Net Assets	$387,220,460	$659,635,509	$649,163,524

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Statements of Assets and Liabilities (Unaudited) (Continued)
June 30, 2022

	Managed Risk	Managed Risk		Managed Risk
	Balanced	Growth		Moderate Growth
	ETF Portfolio	ETF Portfolio		ETF Portfolio
Class 1 Shares:
Net assets	$143,294	$18,944,447		$758,376
Total shares of beneficial interest outstanding at end of period ($0 par value, unlimited shares authorized)	12,631	1,653,413		64,210

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$11.34	$11.46		$11.81

Class 2 Shares:
Net assets	$314,255,611	$517,995,233		$514,793,725
Total shares of beneficial interest outstanding at end of period ($0 par value, unlimited shares authorized)	27,875,750	45,494,297		43,801,817

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$11.27	$11.39		$11.75

Class 3 Shares:
Net assets	$67,437,147	$118,900,224		$128,831,697
Total shares of beneficial interest outstanding at end of period ($0 par value, unlimited shares authorized)	5,955,792	10,496,041		11,006,925

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$11.32	$11.33		$11.70

Class 4 Shares:
Net assets	$5,333,443	$3,795,591		$4,779,616
Total shares of beneficial interest outstanding at end of period ($0 par value, unlimited shares authorized)	480,280	332,056		410,402

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$11.10	$11.43		$11.65

Investor Class Shares:
Net assets	$50,965	$14		$110
Total shares of beneficial interest outstanding at end of period ($0 par value, unlimited shares authorized)	4,261	1		9

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$11.96	$11.97	(a)	$12.50	(a)

(a)	NAV does not recalculate due to rounding of net assets.

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Statements of Operations (Unaudited)
For the Six Months Ended June 30, 2022

	Managed Risk	Managed Risk	Managed Risk
	Balanced	Growth	Moderate Growth
	ETF Portfolio	ETF Portfolio	ETF Portfolio
Investment Income:
Dividend income	$3,389,183	$6,121,612	$5,955,871
Interest income	73,488	121,630	121,691
Securities lending income	148,071	122,752	227,941
Total Investment Income	3,610,742	6,365,994	6,305,503
Expenses:
Investment advisory fees	629,532	1,079,580	1,071,862
Distribution fees (12b-1)
Class 2 Shares	424,908	703,964	707,491
Class 3 Shares	129,013	227,999	248,274
Class 4 Shares	17,553	12,390	16,898
Investor Shares	93	—	169
Related parties and administrative service fees	215,261	365,277	362,706
Margin Interest	1,152	5,251	1,280
Total Expenses	1,417,512	2,394,461	2,408,680
Net Investment Income	2,193,230	3,971,533	3,896,823

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain (loss) on:
Investments	7,040,716	17,459,862	15,148,169
Futures contracts	(1,002,544)	8,514,889	(1,219,380)
Total net realized gain	6,038,172	25,974,751	13,928,789
Net change in unrealized appreciation (depreciation) on:
Investments	(58,068,414)	(138,553,006)	(117,971,077)
Futures contracts	296,846	6,845,720	2,638,665
Total unrealized depreciation	(57,771,568)	(131,707,286)	(115,332,412)
Net Realized and Unrealized Loss on Investments and Futures Contracts	(51,733,396)	(105,732,535)	(101,403,623)
Net Decrease in Net Assets Resulting from Operations	$(49,540,166)	$(101,761,002)	$(97,506,800)

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Statements of Changes in Net Assets

	Managed Risk Balanced ETF Portfolio
	Six Months Ended
	June 30, 2022	Year Ended
	(Unaudited)	December 31, 2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$2,193,230	$6,772,253
Net realized gain on investments and futures contracts	6,038,172	21,460,449
Distributions of realized gains by underlying investment companies	—	159,539
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(57,771,568)	10,708,654
Net increase (decrease) in net assets resulting from operations	(49,540,166)	39,100,895
From Distributions to Shareholders:
Total Distributions Paid
Class 1	—	(2,117)
Class 2	—	(4,158,280)
Class 3	—	(813,708)
Class 4	—	(39,096)
Investor	—	(0	) (a)
Total distributions to shareholders	—	(5,013,201)
From Shares of Beneficial Interest:
Proceeds from shares sold
Class 2	8,238,391	20,473,587
Class 3	1,243,335	5,723,972
Class 4	5,700,636	190,866
Investor	55,055	—
Reinvestment of distributions
Class 1	—	2,117
Class 2	—	4,158,280
Class 3	—	813,708
Class 4	—	39,096
Investor Class	—	0	(a)
Cost of shares redeemed
Class 1	(120)	(240)
Class 2	(27,251,902)	(61,716,276)
Class 3	(6,242,373)	(14,270,560)
Class 4	(6,138,147)	(2,397,741)
Investor	(139)	—
Net decrease in net assets from share transactions of beneficial interest	(24,395,264)	(46,983,191)
Total Decrease In Net Assets	(73,935,430)	(12,895,497)

Net Assets:
Beginning of period	461,155,890	474,051,387
End of period	$387,220,460	$461,155,890

(a)	Represents less than $1.

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Statements of Changes in Net Assets (Continued)

	Managed Risk Balanced ETF Portfolio
	Six Months Ended
	June 30, 2022	Year Ended
	(Unaudited)	December 31, 2021
SHARE ACTIVITY
Class 1
Shares Reinvested	—	170
Shares Redeemed	(10)	(19)
Net increase (decrease) in shares of beneficial interest outstanding	(10)	151

Class 2
Shares Sold	698,155	1,650,473
Shares Reinvested	—	335,345
Shares Redeemed	(2,287,375)	(4,975,883)
Net decrease in shares of beneficial interest outstanding	(1,589,220)	(2,990,065)

Class 3
Shares Sold	103,693	458,789
Shares Reinvested	—	65,306
Shares Redeemed	(522,392)	(1,142,611)
Net decrease in shares of beneficial interest outstanding	(418,699)	(618,516)

Class 4
Shares Sold	495,628	15,862
Shares Reinvested	—	3,194
Shares Redeemed	(534,669)	(196,968)
Net decrease in shares of beneficial interest outstanding	(39,041)	(177,912)

Investor
Shares Sold	4,271	—
Shares Reinvested	—	0 (b)
Shares Redeemed	(11)	—
Net increase in shares of beneficial interest outstanding	4,260	0 (b)

(b)	Represents less than one share

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Statements of Changes in Net Assets (Continued)

	Managed Risk Growth ETF Portfolio
	Six Months Ended
	June 30, 2022	Year Ended
	(Unaudited)	December 31, 2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$3,971,533	$10,727,721
Net realized gain on investments and futures contracts	25,974,751	39,532,274
Distributions of realized gains by underlying investment companies	—	38,346
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(131,707,286)	45,093,123
Net increase (decrease) in net assets resulting from operations	(101,761,002)	95,391,464
From Distributions to Shareholders:
Total Distributions Paid
Class 1	—	(389,154)
Class 2	—	(6,528,869)
Class 3	—	(1,376,051)
Class 4	—	(32,984)
Investor	—	(0	) (a)
Total distributions to shareholders	—	(8,327,058)
From Shares of Beneficial Interest:
Proceeds from shares sold
Class 1	9,220	341,124
Class 2	11,810,736	22,618,141
Class 3	763,441	3,440,166
Class 4	4,043,765	50,959
Reinvestment of distributions
Class 1	—	389,154
Class 2	—	6,528,869
Class 3	—	1,376,051
Class 4	—	32,984
Investor Class	—	0	(a)
Cost of shares redeemed
Class 1	(4,444,775)	(5,991,679)
Class 2	(33,455,489)	(90,498,632)
Class 3	(8,250,960)	(25,948,257)
Class 4	(4,277,156)	(544,087)
Net decrease in net assets from share transactions of beneficial interest	(33,801,218)	(88,205,207)
Total Decrease In Net Assets	(135,562,220)	(1,140,801)

Net Assets:
Beginning of period	795,197,729	796,338,530
End of period	$659,635,509	$795,197,729

(a)	Represents less than $1.

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Statements of Changes in Net Assets (Continued)

	Managed Risk Growth ETF Portfolio
	Six Months Ended
	June 30, 2022	Year Ended
	(Unaudited)	December 31, 2021
SHARE ACTIVITY
Class 1
Shares Sold	762	26,068
Shares Reinvested	—	30,450
Shares Redeemed	(359,901)	(459,417)
Net decrease in shares of beneficial interest outstanding	(359,139)	(402,899)

Class 2
Shares Sold	969,032	1,772,900
Shares Reinvested	—	513,276
Shares Redeemed	(2,753,049)	(7,161,491)
Net decrease in shares of beneficial interest outstanding	(1,784,017)	(4,875,315)

Class 3
Shares Sold	62,378	270,591
Shares Reinvested	—	108,693
Shares Redeemed	(678,457)	(2,059,954)
Net decrease in shares of beneficial interest outstanding	(616,079)	(1,680,670)

Class 4
Shares Sold	338,492	4,077
Shares Reinvested	—	2,577
Shares Redeemed	(358,849)	(42,687)
Net decrease in shares of beneficial interest outstanding	(20,357)	(36,033)

Investor
Shares Reinvested	—	0 (b)
Net increase in shares of beneficial interest outstanding	—	0 (b)

(b)	Represents less than one share

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Statements of Changes in Net Assets (Continued)

	Managed Risk Moderate Growth ETF Portfolio
	Six Months Ended
	June 30, 2022	Year Ended
	(Unaudited)	December 31, 2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$3,896,823	$11,137,908
Net realized gain on investments and futures contracts	13,928,789	41,142,105
Distributions of realized gains by underlying investment companies	—	121,137
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(115,332,412)	31,940,292
Net increase (decrease) in net assets resulting from operations	(97,506,800)	84,341,442
From Distributions to Shareholders:
Total Distributions Paid
Class 1	—	(15,743)
Class 2	—	(7,114,969)
Class 3	—	(1,630,672)
Class 4	—	(48,800)
Investor	—	(5,465)
Total distributions to shareholders	—	(8,815,649)
From Shares of Beneficial Interest:
Proceeds from shares sold
Class 1	—	188,411
Class 2	8,276,644	17,869,967
Class 3	1,496,124	6,247,635
Class 4	5,404,997	242,115
Investor	—	493,679
Reinvestment of distributions
Class 1	—	15,743
Class 2	—	7,114,969
Class 3	—	1,630,672
Class 4	—	48,800
Investor Class	—	5,465
Cost of shares redeemed
Class 1	(271,346)	(262,067)
Class 2	(42,368,808)	(88,080,581)
Class 3	(10,454,698)	(25,774,082)
Class 4	(6,196,562)	(1,193,390)
Investor	(501,746)	(7,666)
Net decrease in net assets from share transactions of beneficial interest	(44,615,395)	(81,460,330)
Total Decrease In Net Assets	(142,122,195)	(5,934,537)

Net Assets:
Beginning of period	791,285,719	797,220,256
End of period	$649,163,524	$791,285,719

(a)	Represents less than $1.

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Statements of Changes in Net Assets (Continued)

	Managed Risk Moderate Growth ETF Portfolio
	Six Months Ended
	June 30, 2022	Year Ended
	(Unaudited)	December 31, 2021
SHARE ACTIVITY
Class 1
Shares Sold	—	14,350
Shares Reinvested	—	1,199
Shares Redeemed	(22,200)	(19,868)
Net decrease in shares of beneficial interest outstanding	(22,200)	(4,319)
Class 2
Shares Sold	655,066	1,356,672
Shares Reinvested	—	543,542
Shares Redeemed	(3,384,087)	(6,749,425)
Net decrease in shares of beneficial interest outstanding	(2,729,021)	(4,849,211)

Class 3
Shares Sold	119,046	478,651
Shares Reinvested	—	124,956
Shares Redeemed	(837,679)	(1,978,049)
Net decrease in shares of beneficial interest outstanding	(718,633)	(1,374,442)

Class 4
Shares Sold	444,760	18,768
Shares Reinvested	—	3,751
Shares Redeemed	(511,539)	(92,592)
Net decrease in shares of beneficial interest outstanding	(66,779)	(70,073)

Investor
Shares Sold	—	36,678
Shares Reinvested	—	393
Shares Redeemed	(36,516)	(547)
Net increase (decrease) in shares of beneficial interest outstanding	(36,516)	36,524

(b)	Represents less than one share

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Financial Highlights
Managed Risk Balanced ETF Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class 1 Shares
	Six Months Ended
	June 30, 2022		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of period	$12.73		$11.86	$11.63	$10.70	$12.25	$11.26
Income (loss) from investment operations:
Net investment income (a)(b)	0.08		0.22	0.16	0.23	0.24	0.20
Net realized and unrealized gain (loss) on investments and futures contracts	(1.47)		0.82	0.52	1.32	(0.92)	1.02
Total income (loss) from investment operations	(1.39)		1.04	0.68	1.55	(0.68)	1.22
Less distributions from:
Net investment income	—		(0.17)	(0.29)	(0.29)	(0.24)	(0.21)
Net realized gain	—		—	(0.16)	(0.33)	(0.63)	(0.02)
Total distributions	—		(0.17)	(0.45)	(0.62)	(0.87)	(0.23)
Net asset value, end of period	$11.34		$12.73	$11.86	$11.63	$10.70	$12.25
Total return (c)	(10.92	)% (e)	8.80%	6.17%	14.81%	(5.81)%	10.90%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$143		$161	$148	$140	$246	$411
Ratio of expenses to average net assets (d)	0.40	% (f)	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets (b)(d)	1.33	% (f)	1.75%	1.38%	2.04%	2.03%	1.74%
Portfolio turnover rate	8	% (e)	9%	27%	36%	48%	30%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(e)	Not annualized.

(f)	Annualized.

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Financial Highlights
Managed Risk Balanced ETF Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class 2 Shares
	Six Months Ended
	June 30, 2022		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of period	$12.67		$11.80	$11.57	$10.64	$12.18	$11.20
Income (loss) from investment operations:
Net investment income (a)(b)	0.06		0.18	0.13	0.22	0.23	0.18
Net realized and unrealized gain (loss) on investments and futures contracts	(1.46)		0.83	0.52	1.30	(0.93)	1.00
Total income (loss) from investment operations	(1.40)		1.01	0.65	1.52	(0.70)	1.18
Less distributions from:
Net investment income	—		(0.14)	(0.26)	(0.26)	(0.21)	(0.18)
Net realized gain	—		—	(0.16)	(0.33)	(0.63)	(0.02)
Total distributions	—		(0.14)	(0.42)	(0.59)	(0.84)	(0.20)
Net asset value, end of period	$11.27		$12.67	$11.80	$11.57	$10.64	$12.18
Total return (c)	(11.05	)% (e)	8.57%	5.90%	14.55%	(6.04)%	10.58%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$314,256		$373,337	$382,900	$409,218	$415,533	$512,670
Ratio of expenses to average net assets (d)	0.65	% (f)	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets (b)(d)	1.07	% (f)	1.46%	1.10%	1.97%	1.91%	1.57%
Portfolio turnover rate	8	% (e)	9%	27%	36%	48%	30%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(e)	Not annualized.

(f)	Annualized.

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Financial Highlights
Managed Risk Balanced ETF Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class 3 Shares
	Six Months Ended
	June 30, 2022		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of period	$12.73		$11.85	$11.63	$10.69	$12.24	$11.25
Income (loss) from investment operations:
Net investment income (a)(b)	0.06		0.17	0.11	0.22	0.22	0.18
Net realized and unrealized gain (loss) on investments and futures contracts	(1.47)		0.84	0.52	1.30	(0.94)	1.01
Total income (loss) from investment operations	(1.41)		1.01	0.63	1.52	(0.72)	1.19
Less distributions from:
Net investment income	—		(0.13)	(0.25)	(0.25)	(0.20)	(0.18)
Net realized gain	—		—	(0.16)	(0.33)	(0.63)	(0.02)
Total distributions	—		(0.13)	(0.41)	(0.58)	(0.83)	(0.20)
Net asset value, end of period	$11.32		$12.73	$11.85	$11.63	$10.69	$12.24
Total return (c)	(11.08	)% (e)	8.51%	5.66%	14.48%	(6.15)%	10.58%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$67,437		$81,163	$82,899	$88,729	$85,937	$96,698
Ratio of expenses to average net assets (d)	0.75	% (f)	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets (b)(d)	0.96	% (f)	1.35%	1.00%	1.90%	1.84%	1.49%
Portfolio turnover rate	8	% (e)	9%	27%	36%	48%	30%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(e)	Not annualized.

(f)	Annualized.

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Financial Highlights
Managed Risk Balanced ETF Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class 4 Shares
	Six Months Ended
	June 30, 2022		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of period	$12.51		$11.62	$11.40	$10.49	$12.02	$11.05
Income (loss) from investment operations:
Net investment income (a)(b)	0.04		0.13	0.08	0.18	0.18	0.14
Net realized and unrealized gain (loss) on investments and futures contracts	(1.45)		0.83	0.51	1.28	(0.92)	0.99
Total income (loss) from investment operations	(1.41)		0.96	0.59	1.46	(0.74)	1.13
Less distributions from:
Net investment income	—		(0.07)	(0.21)	(0.22)	(0.16)	(0.14)
Net realized gain	—		—	(0.16)	(0.33)	(0.63)	(0.02)
Total distributions	—		(0.07)	(0.37)	(0.55)	(0.79)	(0.16)
Net asset value, end of period	$11.10		$12.51	$11.62	$11.40	$10.49	$12.02
Total return (c)	(11.27	)% (e)	8.28%	5.46%	14.17%	(6.41)%	10.24%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$5,333		$6,494	$8,104	$10,059	$9,733	$11,531
Ratio of expenses to average net assets (d)	1.00	% (f)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets (b)(d)	0.72	% (f)	1.05%	0.74%	1.64%	1.58%	1.21%
Portfolio turnover rate	8	% (e)	9%	27%	36%	48%	30%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(e)	Not annualized.

(f)	Annualized.

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Financial Highlights
Managed Risk Balanced ETF Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Investor Class Shares
	Six Months Ended
	June 30, 2022		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of period	$13.42		$12.55	$12.32	$11.39	$12.17	$11.75
Income (loss) from investment operations:
Net investment income (a)(b)	0.09		0.30	0.09	0.31	0.20	0.18
Net realized and unrealized gain (loss) on investments and futures contracts	(1.55)		0.71	0.56	1.21	(0.15)	0.44
Total income from investment operations	(1.46)		1.01	0.65	1.52	0.05	0.62
Less distributions from:
Net investment income	—		(0.14)	(0.26)	(0.26)	(0.20)	(0.18)
Net realized gain	—		—	(0.16)	(0.33)	(0.63)	(0.02)
Total distributions	—		(0.14)	(0.42)	(0.59)	(0.83)	(0.20)
Net asset value, end of year (c)	$11.96		$13.42	$12.55	$12.32	$11.39	$12.17
Total return (d)	(10.88	)% (g)	8.06%	5.52%	13.64%	(5.67)%	9.81%
Ratios and Supplemental Data:
Net assets, end of year (e)	$50,965		$16	$15	$14	$12	$12
Ratio of expenses to average net assets (f)	0.90	% (h)	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets (b)(f)	0.62	% (h)	0.95%	0.64%	1.54%	1.66%	1.32%
Portfolio turnover rate	8	% (g)	9%	27%	36%	48%	30%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	NAV does not recalculate due to rounding of net assets.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(e)	Rounded net assets, not truncated.

(f)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(g)	Not annualized.

(h)	Annualized.

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Financial Highlights
Managed Risk Growth ETF Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class 1 Shares
	Six Months Ended
	June 30, 2022		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of period	$13.16		$11.82	$11.49	$10.73	$12.66	$10.93
Income (loss) from investment operations:
Net investment income (a)(b)	0.08		0.21	0.15	0.25	0.24	0.21
Net realized and unrealized gain (loss) on investments and futures contracts	(1.78)		1.30	0.44	1.54	(1.27)	1.74
Total income (loss) from investment operations	(1.70)		1.51	0.59	1.79	(1.03)	1.95
Less distributions from:
Net investment income	—		(0.17)	(0.26)	(0.26)	(0.23)	(0.22)
Net realized gain	—		—	—	(0.77)	(0.67)	—
Total distributions	—		(0.17)	(0.26)	(1.03)	(0.90)	(0.22)
Net asset value, end of period	$11.46		$13.16	$11.82	$11.49	$10.73	$12.66
Total return (c)	(12.92	)% (e)	12.79%	5.46%	17.32%	(8.50)%	17.97%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$18,944		$26,491	$28,548	$29,825	$26,999	$31,412
Ratio of expenses to average net assets (d)	0.40	% (f)	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets (b)(d)	1.29	% (f)	1.62%	1.34%	2.19%	1.96%	1.75%
Portfolio turnover rate	9	% (e)	9%	37%	36%	50%	28%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(e)	Not annualized.

(f)	Annualized.

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Financial Highlights
Managed Risk Growth ETF Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class 2 Shares
	Six Months Ended
	June 30, 2022		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of period	$13.10		$11.76	$11.43	$10.67	$12.59	$10.87
Income (loss) from investment operations:
Net investment income (a)(b)	0.07		0.17	0.12	0.22	0.21	0.17
Net realized and unrealized gain (loss) on investments and futures contracts	(1.78)		1.31	0.44	1.54	(1.27)	1.74
Total income (loss) from investment operations	(1.71)		1.48	0.56	1.76	(1.06)	1.91
Less distributions from:
Net investment income	—		(0.14)	(0.23)	(0.23)	(0.19)	(0.19)
Net realized gain	—		—	—	(0.77)	(0.67)	—
Total distributions	—		(0.14)	(0.23)	(1.00)	(0.86)	(0.19)
Net asset value, end of period	$11.39		$13.10	$11.76	$11.43	$10.67	$12.59
Total return (c)	(13.05	)% (e)	12.59%	5.19%	17.08%	(8.72)%	17.66%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$517,995		$619,200	$613,432	$652,103	$640,432	$770,385
Ratio of expenses to average net assets (d)	0.65	% (f)	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets (b)(d)	1.12	% (f)	1.34%	1.10%	1.91%	1.69%	1.46%
Portfolio turnover rate	9	% (e)	9%	37%	36%	50%	28%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(e)	Not annualized.

(f)	Annualized.

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Financial Highlights
Managed Risk Growth ETF Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class 3 Shares
	Six Months Ended
	June 30, 2022		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of period	$13.04		$11.71	$11.37	$10.62	$12.54	$10.84
Income (loss) from investment operations:
Net investment income (a)(b)	0.06		0.16	0.11	0.20	0.19	0.16
Net realized and unrealized gain (loss) on investments and futures contracts	(1.77)		1.29	0.45	1.53	(1.26)	1.72
Total income (loss) from investment operations	(1.71)		1.45	0.56	1.73	(1.07)	1.88
Less distributions from:
Net investment income	—		(0.12)	(0.22)	(0.21)	(0.18)	(0.18)
Net realized gain	—		—	—	(0.77)	(0.67)	—
Total distributions	—		(0.12)	(0.22)	(0.98)	(0.85)	(0.18)
Net asset value, end of period	$11.33		$13.04	$11.71	$11.37	$10.62	$12.54
Total return (c)	(13.11	)% (e)	12.43%	5.18%	16.93%	(8.84)%	17.45%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$118,900		$144,867	$149,766	$162,948	$159,859	$188,141
Ratio of expenses to average net assets (d)	0.75	% (f)	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets (b)(d)	1.01	% (f)	1.23%	0.99%	1.81%	1.60%	1.39%
Portfolio turnover rate	9	% (e)	9%	37%	36%	50%	28%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(e)	Not annualized.

(f)	Annualized.

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Financial Highlights
Managed Risk Growth ETF Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class 4 Shares
	Six Months Ended
	June 30, 2022		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of period	$13.16		$11.82	$11.48	$10.69	$12.57	$10.85
Income (loss) from investment operations:
Net investment income (a)(b)	0.05		0.13	0.08	0.18	0.15	0.13
Net realized and unrealized gain (loss) on investments and futures contracts	(1.78)		1.30	0.45	1.54	(1.25)	1.74
Total income (loss) from investment operations	(1.73)		1.43	0.53	1.72	(1.10)	1.87
Less distributions from:
Net investment income	—		(0.09)	(0.19)	(0.16)	(0.11)	(0.15)
Net realized gain	—		—	—	(0.77)	(0.67)	—
Total distributions	—		(0.09)	(0.19)	(0.93)	(0.78)	(0.15)
Net asset value, end of period	$11.43		$13.16	$11.82	$11.48	$10.69	$12.57
Total return (c)	(13.15	)% (e)	12.13%	4.85%	16.64%	(9.09)%	17.33%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$3,796		$4,639	$4,592	$5,079	$4,833	$11,182
Ratio of expenses to average net assets (d)	1.00	% (f)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets (b)(d)	0.77	% (f)	0.99%	0.74%	1.58%	1.23%	1.14%
Portfolio turnover rate	9	% (e)	9%	37%	36%	50%	28%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(e)	Not annualized.

(f)	Annualized.

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Financial Highlights
Managed Risk Growth ETF Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Investor Class Shares
	Six Months Ended
	June 30, 2022		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of period	$13.68		$12.34	$12.01	$11.25	$12.59	$11.26
Income (loss) from investment operations:
Net investment income (a)(b)	0.10		0.24	0.05	0.25	0.17	0.17
Net realized and unrealized gain (loss) on investments and futures contracts	(1.81)		1.24	0.51	1.51	(0.65)	1.35
Total income (loss) from investment operations	(1.71)		1.48	0.56	1.76	(0.48)	1.52
Less distributions from:
Net investment income	—		(0.14)	(0.23)	(0.23)	(0.19)	(0.19)
Net realized gain	—		—	—	(0.77)	(0.67)	—
Total distributions	—		(0.14)	(0.23)	(1.00)	(0.86)	(0.19)
Net asset value, end of year (c)	$11.97		$13.68	$12.34	$12.01	$11.25	$12.59
Total return (d)	(12.50	)% (g)	12.00%	4.92%	16.12%	(8.32)%	17.00%
Ratios and Supplemental Data:
Net assets, end of year (e)	$14		$16	$15	$14	$12	$13
Ratio of expenses to average net assets (f)	0.90	% (h)	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets (b)(f)	0.67	% (h)	0.89%	0.64%	1.48%	1.44%	1.21%
Portfolio turnover rate	9	% (g)	9%	37%	36%	50%	28%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	NAV does not recalculate due to rounding of net assets.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(e)	Rounded net assets, not truncated.

(f)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(g)	Not annualized.

(h)	Annualized.

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Financial Highlights
Managed Risk Moderate Growth ETF Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class 1 Shares
	Six Months Ended
	June 30, 2022		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of period	$13.50		$12.29	$11.99	$11.02	$12.71	$11.34
Income (loss) from investment operations:
Net investment income (a)(b)	0.08		0.22	0.16	0.27	0.25	0.24
Net realized and unrealized gain (loss) on investments and futures contracts	(1.77)		1.17	0.54	1.51	(1.10)	1.36
Total income (loss) from investment operations	(1.69)		1.39	0.70	1.78	(0.85)	1.60
Less distributions from:
Net investment income	—		(0.18)	(0.30)	(0.30)	(0.24)	(0.23)
Net realized gain	—		—	(0.10)	(0.51)	(0.60)	—
Total distributions	—		(0.18)	(0.40)	(0.81)	(0.84)	(0.23)
Net asset value, end of period	$11.81		$13.50	$12.29	$11.99	$11.02	$12.71
Total return (c)	(12.52	)% (e)	11.38%	6.20%	16.59%	(7.00)%	14.18%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$758		$1,167	$1,116	$1,115	$1,015	$2,389
Ratio of expenses to average net assets (d)	0.40	% (f)	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets (b)(d)	1.27	% (f)	1.68%	1.43%	2.31%	1.98%	1.97%
Portfolio turnover rate	7	% (e)	9%	32%	35%	38%	30%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(e)	Not annualized.

(f)	Annualized.

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Financial Highlights
Managed Risk Moderate Growth ETF Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class 2 Shares
	Six Months Ended
	June 30, 2022		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of period	$13.45		$12.25	$11.95	$10.98	$12.66	$11.30
Income (loss) from investment operations:
Net investment income (a)(b)	0.07		0.18	0.13	0.24	0.24	0.19
Net realized and unrealized gain (loss) on investments and futures contracts	(1.77)		1.17	0.54	1.50	(1.11)	1.37
Total income (loss) from investment operations	(1.70)		1.35	0.67	1.74	(0.87)	1.56
Less distributions from:
Net investment income	—		(0.15)	(0.27)	(0.26)	(0.21)	(0.20)
Net realized gain	—		—	(0.10)	(0.51)	(0.60)	—
Total distributions	—		(0.15)	(0.37)	(0.77)	(0.81)	(0.20)
Net asset value, end of period	$11.75		$13.45	$12.25	$11.95	$10.98	$12.66
Total return (c)	(12.64	)% (e)	11.06%	5.91%	16.30%	(7.22)%	13.85%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$514,794		$626,034	$629,522	$673,353	$678,295	$826,964
Ratio of expenses to average net assets (d)	0.65	% (f)	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets (b)(d)	1.12	% (f)	1.41%	1.16%	2.02%	1.86%	1.56%
Portfolio turnover rate	7	% (e)	9%	32%	35%	38%	30%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(e)	Not annualized.

(f)	Annualized.

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Financial Highlights
Managed Risk Moderate Growth ETF Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class 3 Shares
	Six Months Ended
	June 30, 2022		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of period	$13.41		$12.21	$11.90	$10.94	$12.63	$11.27
Income (loss) from investment operations:
Net investment income (a)(b)	0.06		0.17	0.12	0.22	0.22	0.18
Net realized and unrealized gain (loss) on investments and futures contracts	(1.77)		1.17	0.54	1.50	(1.11)	1.37
Total income (loss) from investment operations	(1.71)		1.34	0.66	1.72	(0.89)	1.55
Less distributions from:
Net investment income	—		(0.14)	(0.25)	(0.25)	(0.20)	(0.19)
Net realized gain	—		—	(0.10)	(0.51)	(0.60)	—
Total distributions	—		(0.14)	(0.35)	(0.76)	(0.80)	(0.19)
Net asset value, end of period	$11.70		$13.41	$12.21	$11.90	$10.94	$12.63
Total return (c)	(12.75	)% (e)	10.98%	5.90%	16.16%	(7.38)%	13.83%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$128,832		$157,188	$159,926	$171,983	$170,062	$191,249
Ratio of expenses to average net assets (d)	0.75	% (f)	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets (b)(d)	1.01	% (f)	1.30%	1.06%	1.92%	1.79%	1.48%
Portfolio turnover rate	7	% (e)	9%	32%	35%	38%	30%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(e)	Not annualized.

(f)	Annualized.

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Financial Highlights
Managed Risk Moderate Growth ETF Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class 4 Shares
	Six Months Ended
	June 30, 2022		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of period	$13.36		$12.16	$11.86	$10.90	$12.57	$11.21
Income (loss) from investment operations:
Net investment income (a)(b)	0.05		0.14	0.09	0.20	0.19	0.15
Net realized and unrealized gain (loss) on investments and futures contracts	(1.76)		1.16	0.53	1.49	(1.10)	1.36
Total income (loss) from investment operations	(1.71)		1.30	0.62	1.69	(0.91)	1.51
Less distributions from:
Net investment income	—		(0.10)	(0.22)	(0.22)	(0.16)	(0.15)
Net realized gain	—		—	(0.10)	(0.51)	(0.60)	—
Total distributions	—		(0.10)	(0.32)	(0.73)	(0.76)	(0.15)
Net asset value, end of period	$11.65		$13.36	$12.16	$11.86	$10.90	$12.57
Total return (c)	(12.80	)% (e)	10.72%	5.53%	15.88%	(7.61)%	13.53%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$4,780		$6,376	$6,657	$7,455	$6,905	$8,532
Ratio of expenses to average net assets (d)	1.00	% (f)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets (b)(d)	0.73	% (f)	1.04%	0.80%	1.70%	1.51%	1.22%
Portfolio turnover rate	7	% (e)	9%	32%	35%	38%	30%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(e)	Not annualized.

(f)	Annualized.

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios
Financial Highlights
Managed Risk Moderate Growth ETF Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Investor Class Shares
	Six Months Ended
	June 30, 2022		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of period	$14.27		$13.04	$12.74	$11.77	$12.67	$11.89
Income (loss) from investment operations:
Net investment income (a)(b)	(0.06)		0.21	0.09	0.32	0.20	0.19
Net realized and unrealized gain (loss) on investments and futures contracts	(1.71)		1.17	0.58	1.42	(0.29)	0.79
Total income (loss) from investment operations	(1.77)		1.38	0.67	1.74	(0.09)	0.98
Less distributions from:
Net investment income	—		(0.15)	(0.27)	(0.26)	(0.21)	(0.20)
Net realized gain	—		—	(0.10)	(0.51)	(0.60)	—
Total distributions	—		(0.15)	(0.37)	(0.77)	(0.81)	(0.20)
Net asset value, end of period	$12.50		$14.27	$13.04 (f)	$12.74 (f)	$11.77 (f)	$12.67 (f)
Total return (c)	(12.40	)% (g)	10.62%	5.52%	15.21%	(6.77)%	12.99%
Ratios and Supplemental Data:
Net assets, end of year (d)	$110		$521,296	$15	$14	$13	$13
Ratio of expenses to average net assets (e)	0.90	% (h)	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets (b)(e)	(0.92	)% (h)	1.49%	0.70%	1.60%	1.61%	1.31%
Portfolio turnover rate	7	% (g)	9%	32%	35%	38%	30%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Rounded net assets, not truncated.

(e)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(f)	NAV does not recalculate due to rounding of net assets.

(g)	Not annualized.

(h)	Annualized.

See accompanying notes to financial statements.

TOPS® Managed Risk ETF Portfolios

Notes to Financial Statements (Unaudited)

June 30, 2022

1.	ORGANIZATION

The TOPS® Managed Risk ETF Portfolios (each a “Portfolio”, collectively the “Portfolios”) are comprised of three different actively managed portfolios. Each Portfolio is a diversified series of shares of beneficial interest of Northern Lights Variable Trust (the “Trust”), a statutory trust organized on November 2, 2005 under the laws of the State of Delaware and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Portfolios are intended to be funding vehicles for variable annuity contracts and flexible premium variable life insurance policies offered by the separate accounts of various insurance companies. The assets of each Portfolio are segregated and a shareholder’s interest is limited to the Portfolio in which shares are held. Each Portfolio pays its own expenses. The investment objective of each Portfolio is as follows:

Portfolio	Primary Objective

Managed Risk Balanced ETF Portfolio	Income and capital appreciation with less volatility than the fixed income and equity markets as a whole.

Managed Risk Growth ETF Portfolio	Capital appreciation with less volatility than the equity markets as a whole.

Managed Risk Moderate Growth Portfolio	Capital appreciation with less volatility than the equity markets as a whole.

The Portfolios currently offer five classes of shares: Class 1 Shares, Class 2 Shares, Class 3 Shares, Class 4 Shares, and Investor Class Shares. Each class of shares of the Portfolios has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Portfolios’ share classes differ in the fees and expenses charged to shareholders. The Portfolios’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolios in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Portfolios are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services Investment Companies”, including Accounting Standards Update 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation . The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Portfolios may fair value a particular bond if the advisor does not believe that the round lot value provided by the independent pricing service reflects fair value of the Portfolios’ holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation.

TOPS® Managed Risk ETF Portfolios

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2022

Valuation of Funds of Funds - The Portfolios may invest in portfolios of open-end investment companies. Open-end investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by the boards of directors or trustees of the open-end investment companies.

A Portfolio may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Portfolio’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.

Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Each Portfolio utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolios have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

TOPS® Managed Risk ETF Portfolios

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2022

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolios’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2022 for each Portfolio’s investments measured at fair value:

Managed Risk Balanced ETF Portfolio

Assets*	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$339,919,878	$—	$—	$339,919,878
Short-Term Investments	112,589,514	—	—	112,589,514
Derivatives
Futures Contracts **	847,112	—	—	847,112
Total	$453,356,504	$—	$—	$453,356,504

Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts **	$207,156	$—	$—	$207,156

Managed Risk Growth ETF Portfolio

Assets*	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$574,451,077	$—	$—	$574,451,077
Short-Term Investments	146,935,112	—	—	146,935,112
Derivatives
Futures Contracts **	6,710,008	—	—	6,710,008
Total	$728,096,197	$—	$—	$728,096,197

Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts **	$168,672	$—	$—	$168,672

TOPS® Managed Risk ETF Portfolios

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2022

Managed Risk Moderate Growth ETF Portfolio

Assets*	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$568,356,961	$—	$—	$568,356,961
Short-Term Investments	167,039,567	—	—	167,039,567
Derivatives
Futures Contracts **	3,188,502	—	—	3,188,502
Total	$738,585,030	$—	$—	$738,585,030

Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts **	$281,625	$—	$—	$281,625

The Portfolios did not hold any Level 2 or 3 securities during the period ended June 30, 2022.

*	Refer to the Schedule of Investments for security classifications.

**	Cumulative appreciation (depreciation) of futures contracts is reported in the above table.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Portfolios.

Federal Income Tax – It is each Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

Each Portfolio will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Portfolios’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended or expected to be taken in the Portfolios’ December 31, 2021 year-end tax returns. Each Portfolio identified its major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Portfolio makes significant investments. The Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

TOPS® Managed Risk ETF Portfolios

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2022

Futures Contracts – The Portfolios are subject to equity price risk in the normal course of pursuing their investment objectives. The Portfolios may purchase or sell futures contracts to hedge against market risk and to reduce return volatility. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (each Portfolio’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, a Portfolio recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Portfolio’s basis in the contract. If a Portfolio were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Portfolio would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Each Portfolio segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to a Portfolio since futures are exchange - traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The following is a summary of the location of derivative investments on the Portfolios’ Statements of Asset and Liabilities as of June 30, 2022:

Managed Risk Balanced ETF Portfolio

	Statement of Assets and Liabilities	Unrealized Appreciation
Contract Type/Primary Risk Exposure	Location	(Depreciation)
Equity Risk	Unrealized appreciation on futures contracts	$847,112
Interest Risk	Unrealized depreciation on futures contracts	(207,156)
Total		$639,956

Managed Risk Growth ETF Portfolio

	Statement of Assets and Liabilities	Unrealized Appreciation
Contract Type/Primary Risk Exposure	Location	(Depreciation)
Equity Risk	Unrealized appreciation on futures contracts	$6,710,008
Interest Risk	Unrealized depreciation on futures contracts	(168,672)
Total		$6,541,336

Managed Risk Moderate Growth ETF Portfolio

	Statement of Assets and Liabilities	Unrealized Appreciation
Contract Type/Primary Risk Exposure	Location	(Depreciation)
Equity Risk	Unrealized appreciation on futures contracts	$3,188,502
Interest Risk	Unrealized depreciation on futures contracts	(281,625)
Total		$2,906,877

TOPS® Managed Risk ETF Portfolios

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2022

The following is a summary of the location of derivative investments on the Portfolios’ Statements of Operations for the six months ended June 30, 2022:

Managed Risk Balanced ETF Portfolio

			Realized and Unrealized
		Location of Gain (Loss) on Derivatives	Gain (Loss) on Derivatives
Derivative Investment Type	Primary Risk Exposure	recognized in income	recognized in income
Futures Contracts	Equity Risk	Net realized gain on futures transactions	$771,636
Futures Contracts	Interest Risk	Net realized loss on futures transactions	(1,774,180)
Total			$(1,002,544)

Futures Contracts	Equity Risk	Net change in unrealized appreciation on futures contracts	$504,772

Futures Contracts	Interest Risk	Net change in unrealized depreciation on futures contracts	(207,926)

Total			$296,846

Managed Risk Growth ETF Portfolio

			Realized and Unrealized
		Location of Gain (Loss) on Derivatives	Gain (Loss) on Derivatives
Derivative Investment Type	Primary Risk Exposure	recognized in income	recognized in income
Futures Contracts	Equity Risk	Net realized gain on futures transactions	$14,836,910
Futures Contracts	Interest Risk	Net realized loss on futures transactions	(6,322,021)
Total			$8,514,889

Futures Contracts	Equity Risk	Net change in unrealized on futures appreciation contracts	$7,001,783
Futures Contracts	Interest Risk	Net change in unrealized depreciation on futures contracts	(156,063)
Total			$6,845,720

Managed Risk Moderate Growth ETF Portfolio

			Realized and Unrealized
		Location of Gain (Loss) on Derivatives	Gain (Loss) on Derivatives
Derivative Investment Type	Primary Risk Exposure	recognized in income	recognized in income
Futures Contracts	Equity Risk	Net realized gain on futures transactions	$2,516,708
Futures Contracts	Interest Risk	Net realized loss on futures transactions	(3,736,088)
Total			$(1,219,380)

Futures Contracts	Equity Risk	Net change in unrealized appreciation on futures contracts	$2,902,517
Futures Contracts	Interest Risk	Net change in unrealized depreciation on futures contracts	(263,852)
Total			$2,638,665

The notional value of the derivative instruments outstanding as of June 30, 2022 as disclosed in the Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for each Portfolio.

TOPS® Managed Risk ETF Portfolios

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2022

Exchange Traded Funds – The Portfolio may invest in exchange traded funds (“ETFs”). An ETF is a type of open-end fund, however, unlike a mutual fund, its shares are bought and sold on a securities exchange at market price and only certain financial institutions called authorized participants may buy and redeem shares of the ETF at net asset value. ETF shares can trade at either a premium or discount to net asset value. Each ETF like a mutual fund is subject to specific risks depending on the type of strategy (actively managed or passively tracking an index) and the composition of its underlying holdings. Investing in an ETF involves substantially the same risks as investing directly in the ETF’s underlying holdings. ETFs pay fees and incur operating expenses, which reduce the total return earned by the ETFs from their underlying holdings. An ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance.

Expenses – Expenses of the Trust that are directly identifiable to a specific portfolio are charged to that portfolio. Expenses, which are not readily identifiable to a specific portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. Each Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the Portfolios expect the risk of loss due to these warranties and indemnities to be remote.

Security Loans - The Portfolios have entered into a securities lending arrangement with The Bank of New York Mellon (the “Borrower”). Under the terms of the agreement, the Portfolios are authorized to loan securities to the Borrower. In exchange, the Portfolios receive cash and securities as collateral in the amount of at least 102% of the value of the securities loaned. The cash collateral is invested in short-term instruments as noted in the Schedules of Investments. Securities received as collateral are U.S. government securities; securities received as collateral, if any, are not recognized as portfolio assets. Although risk is mitigated by the collateral, the Portfolios could experience a delay in recovering their securities and possible loss of income or value if the Borrower fails to return them.

Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of each Portfolio. Each Portfolio has the right under the securities lending agreement to recover the securities from the Borrower on demand. If the fair value of the collateral falls below 102% plus accrued interest of the loaned securities, the lender’s agent shall request additional collateral from the Borrower to bring the collateralization back to 102%. Under the terms of the securities lending agreement, each Portfolio is indemnified for such losses by the security lending agreement. Should the Borrower fail financially, the Portfolios have the right to repurchase the securities using the collateral in the open market.

TOPS® Managed Risk ETF Portfolios

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2022

The following table is a summary of the Portfolios’ securities loaned and related collateral which are subject to a netting agreement as of June 30, 2022:

				Gross Amounts Not Offset in the Statement of Assets &
				Liabilities *
			Net Amounts
		Gross Amounts	of Assets
		Offset in the	Presented in
	Gross Amounts	Statements of	the Statements	Financial	Pledged
	of Recognized	Assets &	of Assets &	Instruments	Collateral	Net Amount of
Assets:	Assets	Liabilities	Liabilities	Pledged	Received	Assets
Managed Risk Balanced ETF Portfolio
Description:
Securities Loaned	$71,212,834	$—	$71,212,834	$432,319	$70,780,515	$—
Total	$71,212,834	$—	$71,212,834	$432,319	$70,780,515	$—

Managed Risk Growth ETF Portfolio
Description:
Securities Loaned	$83,577,288	$—	$83,577,288	$—	$83,577,288	$—
Total	$83,577,288	$—	$83,577,288	$—	$83,577,288	$—

Managed Risk Moderate Growth ETF Portfolio
Description:
Securities Loaned	$110,725,606	$—	$110,725,606	$10,086,835	$100,638,771	$—
Total	$110,725,606	$—	$110,725,606	$10,086,835	$100,638,771	$—

*	The amount is limited to the securities loaned asset balance and accordingly, does not include excess collateral pledged.

The following table breaks out the holdings received as collateral as of June 30, 2022:

Securities Lending Transactions
Overnight and Continuous
Managed Risk Balanced ETF Portfolio
STIT - Government & Agency Portfolio, Institutional Class	$72,280,385

Managed Risk Growth ETF Portfolio
STIT - Government & Agency Portfolio, Institutional Class	$85,484,831

Managed Risk Moderate Growth ETF Portfolio
STIT - Government & Agency Portfolio, Institutional Class	$102,974,990

TOPS® Managed Risk ETF Portfolios

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2022

The fair value of the securities loaned for the Managed Risk Balanced ETF Portfolio, Managed Risk Growth ETF Portfolio and Managed Risk Moderate Growth ETF Portfolio totaled $71,212,834, $83,577,288 and $110,725,606 at June 30, 2022, respectively. The securities loaned are noted in the Schedules of Investments. The fair value of the “collateral for securities loaned” on each Schedule of Investments includes only cash collateral received and reinvested that totaled $72,280,385, $85,484,831 and $102,974,990 for the Managed Risk Balanced ETF Portfolio, Managed Risk Growth ETF Portfolio and Managed Risk Moderate Growth ETF Portfolio at June 30, 2022, respectively. This amount is offset by a liability recorded as “Collateral on securities loaned.” At June 30, 2022, the Managed Risk Balanced ETF Portfolio and Managed Risk Moderate Growth ETF Portfolio received non-cash collateral of $432,319 and $10,086,835, respectively. The Managed Risk Growth ETF Portfolio did not receive non-cash collateral as of June 30, 2022. The non-cash collateral consists of short-term investments and long-term bonds and is held for benefit of a Portfolio at the Portfolio’s custodian. A Portfolio cannot pledge or resell the collateral.

3.	INVESTMENT TRANSACTIONS

For the six months ended June 30, 2022, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and government securities, were as follows:

Portfolio	Purchases	Sales
Managed Risk Balanced ETF Portfolio	$29,463,245	$44,659,007
Managed Risk Growth ETF Portfolio	57,295,007	63,551,084
Managed Risk Moderate Growth ETF Portfolio	47,266,632	73,882,925

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

ValMark Advisers, Inc. serves as the Portfolios’ investment advisor (the “Advisor”). The Advisor has engaged Milliman Financial Risk Management, LLC as the Portfolios’ Sub-Advisor (the “Sub-Advisor”). Pursuant to an advisory agreement with the Trust, the Advisor, under the oversight of the Board, directs the daily operations of the Portfolios and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Portfolios pay the Advisor a management fee, computed on average daily net assets and accrued daily and paid monthly, at an annual rate of 0.30% of each Portfolio’s average daily net assets. Pursuant to a sub-advisory agreement between the Advisor and Sub-Advisor, on behalf of the Portfolios, the Advisor, not the Portfolios, pays the Sub-Advisor a fee, which is computed and accrued daily and paid monthly. For the six months ended June 30, 2022, the Portfolios paid the following in advisory fees.

Portfolio	Advisory Fees
Managed Risk Balanced ETF Portfolio	$629,532
Managed Risk Growth ETF Portfolio	1,079,580
Managed Risk Moderate Growth ETF Portfolio	1,071,862

The Trust, with respect to the Portfolios, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (“12b-1 Plan” or “Plan”) for each of Class 2 shares, Class 3 shares, Class 4 shares, and Investor Class shares. The fee is calculated at an annual rate of 0.25%, 0.35%, 0.60%, and 0.50% of the average daily net assets attributable to each Portfolio’s Class 2 shares, Class 3 shares, Class 4 shares, and Investor Class shares, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution related activities and/or maintenance of each Portfolio’s shareholder accounts, not otherwise required to be provided by the Advisor. For the six months ended June 30, 2022, the Portfolios paid the following in distribution fees under the Plan.

Portfolio	Distribution Fees
Managed Risk Balanced ETF Portfolio	$571,567
Managed Risk Growth ETF Portfolio	944,353
Managed Risk Moderate Growth ETF Portfolio	972,832

TOPS® Managed Risk ETF Portfolios

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2022

In addition, certain affiliates of the Distributor provide services to the Portfolios as follows:

Ultimus Fund Solutions, LLC (“UFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to the terms of an administrative servicing agreement with UFS, each Portfolio pays to UFS a monthly fee for all operating expenses of the Portfolio, which is calculated by each Portfolio on its average daily net assets. Operating expenses include but are not limited to Fund Accounting, Fund Administration, Transfer Agency, Legal Fees, Audit Fees, Compliance Services, Shareholder Reporting Expense, Trustees fees and Custody Fees.

For the six months ended June 30, 2022, the Trustees received fees in the amount $8,165 on behalf of each Portfolio.

The approved entities may be affiliates of UFS and the Distributor. Certain Officers of the Trust are also Officers of UFS, and are not paid any fees directly by the Portfolios for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from UFS under the administrative servicing agreement.

Blu Giant, LLC (“Blu Giant”), an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Portfolios on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from UFS under the administrative servicing agreement.

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates presumption of the control of the Portfolio, under Section 2(a)(9) of the 1940 Act. As of June 30, 2022, ownership percentages of the holders of the voting securities of each Portfolio that may be deemed to control the Portfolio was as follows:

Managed Risk Balanced ETF Portfolio

Ohio National Life Insurance Company	82%

Managed Risk Growth ETF Portfolio

Ohio National Life Insurance Company	68%

Managed Risk Moderate Growth ETF Portfolio

Ohio National Life Insurance Company	80%

The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Represents aggregate cost for federal tax purposes for the Portfolios as of June 30, 2022 and differs from market value by net unrealized appreciation/depreciation which consisted of:

		Gross Unrealized	Gross Unrealized	Total Unrealized
Portfolio	Aggregate Cost	Appreciation	Depreciation	Appreciation
Managed Risk Balanced ETF Portfolio	$429,996,105	$37,505,408	$(14,992,122)	$22,513,286
Managed Risk Growth ETF Portfolio	674,276,738	82,405,077	(21,285,287)	61,119,790
Managed Risk Moderate Growth ETF Portfolio	630,655,280	107,305,818	(16,574,908)	90,730,910

TOPS® Managed Risk ETF Portfolios

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2022

The tax character of the Portfolios distributions paid for the years ended December 31, 2021, and December 31, 2020 was as follows:

For the year ended December 31, 2021:
	Ordinary	Long-Term
	Income	Capital Gains	Total
Managed Risk Balanced ETF Portfolio	$5,360,289	$—	$5,360,289
Managed Risk Growth ETF Portfolio	9,153,014	—	9,153,014
Managed Risk Moderate Growth ETF Portfolio	9,505,458	—	9,505,458

For the year ended December 31, 2020:

	Ordinary	Long-Term
	Income	Capital Gains	Total
Managed Risk Balanced ETF Portfolio	$10,728,002	$5,744,767	$16,472,769
Managed Risk Growth ETF Portfolio	16,055,555	—	16,055,555
Managed Risk Moderate Growth ETF Portfolio	17,197,505	6,544,966	23,742,471

The difference between ordinary distributions paid from book and ordinary distributions paid from tax relates to allowable foreign tax credits of $347,088, $825,956 and $689,809 for the fiscal year ended December 31, 2021 for Managed Risk Balanced ETF Portfolio, Managed Risk Growth ETF Portfolio and Managed Risk Moderate Growth ETF Portfolio, respectively, which has been passed through to the Portfolios’ underlying shareholders and are deemed dividends for tax purposes.

As of December 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Managed Risk Balanced ETF Portfolio	$8,300,695	$10,841,278	$—	$—	$—	$73,112,087	$92,254,060
Managed Risk Growth ETF Portfolio	10,725,352	—	—	(12,050,464)	—	214,570,266	213,245,154
Managed Risk Moderate
Growth ETF Portfolio	16,925,416	10,134,986	—	—	—	166,500,598	193,561,000

The difference between book basis and tax basis accumulated net realized gains/ losses, and unrealized appreciation/ depreciation from investments is primarily attributable to the tax deferral of losses on wash sales and the mark-to-market treatment of Section 1256 futures contracts.

At December 31, 2021, the Portfolios had capital loss carry forwards for federal income tax purposes available to offset future capital gains and utilized capital loss carryforwards as follows:

	Non-Expiring
Portfolio	Short-Term	Long-Term	Total	CLCF Utilized
Managed Risk Balanced ETF Portfolio	$—	$—	$—	$8,876,996
Managed Risk Growth ETF Portfolio	7,872,489	4,177,975	12,050,464	37,077,993
Managed Risk Moderate Growth ETF Portfolio	—	—	—	24,098,472

TOPS® Managed Risk ETF Portfolios

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2022

7.	RECENT REGULATORY UPDATES

In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Portfolios will be required to comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a portfolio can enter into, eliminate the asset segregation framework currently used by portfolios to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require portfolios whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Portfolios are currently evaluating the impact, if any, of this provision.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

TOPS® Managed Risk ETF Portfolios

Expense Examples (Unaudited)

June 30, 2022

As a shareholder of one or more of the Portfolios, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2022 through June 30, 2022.

Actual Expenses

The “Actual” columns in the tables below provide information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns in the tables below provide information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, or other expenses charged by your insurance contract or separate account. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
					(5% return before
			Actual		expenses)

	Portfolio’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Paid
	Expense	Value	Value	During	Value	During
Class 1	Ratio	1-1-22	6-30-22	Period *	6-30-22	Period*
Managed Risk Balanced ETF Portfolio	0.40%	$1,000.00	$890.80	$1.88	$1,022.81	$2.01
Managed Risk Growth ETF Portfolio	0.40%	$1,000.00	$870.80	$1.86	$1,022.81	$2.01
Managed Risk Moderate Growth ETF Portfolio	0.40%	$1,000.00	$874.80	$1.86	$1,022.81	$2.01

TOPS® Managed Risk ETF Portfolios

Expense Examples (Unaudited) (Continued)

June 30, 2022

					Hypothetical
					(5% return before
			Actual		expenses)

	Portfolio’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Paid
	Expense	Value	Value	During	Value	During
Class 2	Ratio	1-1-22	6-30-22	Period *	6-30-22	Period*
Managed Risk Balanced ETF Portfolio	0.65%	$1,000.00	$889.50	$3.05	$1,021.57	$3.26
Managed Risk Growth ETF Portfolio	0.65%	$1,000.00	$869.50	$3.01	$1,021.57	$3.26
Managed Risk Moderate Growth ETF Portfolio	0.65%	$1,000.00	$873.60	$3.02	$1,021.57	$3.26

					Hypothetical
					(5% return before
			Actual		expenses)

	Portfolio’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Paid
	Expense	Value	Value	During	Value	During
Class 3	Ratio	1-1-22	6-30-22	Period *	6-30-22	Period*
Managed Risk Balanced ETF Portfolio	0.75%	$1,000.00	$889.20	$3.51	$1,021.08	$3.76
Managed Risk Growth ETF Portfolio	0.75%	$1,000.00	$868.90	$3.48	$1,021.08	$3.76
Managed Risk Moderate Growth ETF Portfolio	0.75%	$1,000.00	$872.50	$3.48	$1,021.08	$3.76

					Hypothetical
					(5% return before
			Actual		expenses)

	Portfolio’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Paid
	Expense	Value	Value	During	Value	During
Class 4	Ratio	1-1-22	6-30-22	Period *	6-30-22	Period*
Managed Risk Balanced ETF Portfolio	1.00%	$1,000.00	$887.30	$4.68	$1,019.84	$5.01
Managed Risk Growth ETF Portfolio	1.00%	$1,000.00	$868.50	$4.63	$1,019.84	$5.01
Managed Risk Moderate Growth ETF Portfolio	1.00%	$1,000.00	$872.00	$4.64	$1,019.84	$5.01

TOPS® Managed Risk ETF Portfolios

Expense Examples (Unaudited) (Continued)

June 30, 2022

					Hypothetical
					(5% return before
			Actual		expenses)

	Portfolio’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Paid
	Expense	Value	Value	During	Value	During
Investor Class	Ratio	1-1-22	6-30-22	Period *	6-30-22	Period*
Managed Risk Balanced ETF Portfolio	0.90%	$1,000.00	$891.20	$4.22	$1,020.33	$4.51
Managed Risk Growth ETF Portfolio	0.90%	$1,000.00	$875.00	$4.18	$1,020.33	$4.51
Managed Risk Moderate Growth ETF Portfolio	0.90%	$1,000.00	$876.00	$4.19	$1,020.33	$4.51

*	Expenses are equal to the average account value over the period, multiplied by each Portfolio’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

TOPS® Managed Risk ETF Portfolios

Supplemental Information (Unaudited)

June 30, 2022

LIQUIDITY RISK MANAGEMENT PROGRAM

The Portfolios have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Portfolios’ liquidity risk, taking into consideration, among other factors, each respective Portfolio’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal six months ended June 30, 2022, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Portfolios’ investments and determined that the Portfolios held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Portfolios’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Portfolios’ liquidity risk management program has been effectively implemented.

PRIVACY NOTICE

Northern Lights Variable Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-631-490-4300

PRIVACY NOTICE

Northern Lights Variable Trust

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Variable Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Portfolios voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-855 -572-5945 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Portfolio files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N- PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-855-572-5945.

INVESTMENT ADVISOR
ValMark Advisers, Inc.
130 Springside Drive
Akron, OH 44333

INVESTMENT SUB-ADVISOR
Milliman Financial Risk Management, LLC
71 S. Wacker Drive, 31st Floor
Chicago, IL 60606

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

TMR-SAR22

(b)        Not applicable

Item 2. Code of Ethics.

Item 3. Audit Committee Financial Expert.

Item 4. Principal Accountant Fees and Services.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 8/24/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 8/24/2022

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 8/24/2022